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              SUPPLEMENT DATED JUNE 1, 2000 TO BE ATTACHED TO THE
          DIVERSIFIED INVESTORS FUNDS GROUP/THE DIVERSIFIED INVESTORS
                     STRATEGIC ALLOCATION FUNDS PROSPECTUS
                               DATED MAY 1, 2000

     Effective June 1, 2000, Diversified Investment Advisors, Inc. terminated its Subadvisory Agreement with respect to the High-Yield Bond Portfolio with Delaware Investment Advisers and entered into a new Subadvisory Agreement with respect to the High-Yield Bond Portfolio with Eaton Vance Management. Eaton Vance Management (EVM) was created as a subsidiary of Eaton Vance Management, Inc. which was merged with Eaton Vance Corp. on December 27, 1990. Eaton Vance Corp. is the direct owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal address of Eaton Vance Management is 255 State Street, Boston, Massachusetts, 02109.

     All information in The Diversified Investors Funds Group/The Diversified Investors Strategic Allocation Funds prospectus dated May 1, 2000 relating to the High-Yield Bond Fund/Portfolio is hereby supplemented and/or superseded, as appropriate, by the information set forth in the preceding paragraph of this Prospectus Supplement. In addition, the paragraph beginning on the bottom of page 53 and concluding on the top of page 54 of the prospectus is hereby deleted and the first full paragraph on page 54 is hereby amended to read in its entirety as follows:

        "The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund."

Form 2891 (6/2000)                                                      33-61810
                                                                       333-00295